                                                                       EXHIBIT A

                             GROUP LETTER AGREEMENT



December 11, 1996


         The undersigned hereby agree, with respect to the Schedule 13D to which this is an exhibit, to file as a group pursuant to Rule 13d-1(f)(1).


                                     JANAL LIMITED PARTNERSHIP,
                                     an Arizona limited partnership

                                     By:      THE 1994 ALSONS TRUST, created
                                              February 9, 1994, general
                                              partner


                                              By:/s/ Janet M. Ghelfi
                                                 ------------------------------
                                                       Janet M. Ghelfi,
                                                       Independent Trustee


                                              By:/s/ Al R. Ghelfi
                                                 ------------------------------
                                                       Al R. Ghelfi,
                                                       Family Trustee


                                     By:      ALFRED AND JANET GHELFI TRUST,
                                              created August 24, 1989,
                                              general partner


                                              By:/s/ Al R. Ghelfi
                                                 ------------------------------
                                                       Al R. Ghelfi, Trustee


                                              By:/s/ Janet M. Ghelfi
                                                 ------------------------------
                                                       Janet M. Ghelfi, Trustee



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                                              THE 1994 ALSONS TRUST,
                                              created February 9, 1994


                                              By:/s/ Janet M. Ghelfi
                                                 ------------------------------
                                                       Janet M. Ghelfi,
                                                       Independent Trustee


                                              By:/s/ Al R. Ghelfi
                                                 ------------------------------
                                                       Al R. Ghelfi,
                                                       Family Trustee




                                              ALFRED AND JANET GHELFI TRUST,
                                              created August 24, 1989


                                              By:/s/ Al R. Ghelfi
                                                 ------------------------------
                                                       Al R. Ghelfi, Trustee


                                              By:/s/ Janet M. Ghelfi
                                                 ------------------------------
                                                       Janet M. Ghelfi, Trustee


                                                                     Page 2 of 2